UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 27, 2011

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 9, 2010, Enbridge Energy Partners, L.P., a Delaware limited partnership (the “Partnership”) entered into an equity distribution agreement (the “2010 Distribution Agreement”) with UBS Securities LLC, as sales agent for the Partnership thereunder (the “Sales Agent”), for the offer and sale from time to time by the Partnership through the Sales Agent of the Partnership’s Class A Common Units, having an aggregate gross sale price of up to $150,000,000. Such offering was made pursuant to the Partnership’s registration statement on Form S-3 dated January 8, 2009 (Registration No. 333-156619) (“2009 Registration Statement”). The 2010 Distribution Agreement was filed as Exhibit 1.1 to the Partnership’s current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 9, 2010. For a more detailed description of the 2010 Distribution Agreement, see the disclosure under the caption “Plan of Distribution” contained in the prospectus supplement dated June 9, 2010, which supplements disclosure in the prospectus filed as part of the 2009 Registration Statement.

Pursuant to the 2010 Distribution Agreement, during the period from June 9, 2010 through May 25, 2011, the Partnership sold 2,118,025 Class A Common Units (representing 4,236,050 units after giving effect to a two-for-one split of its Class A Common Units that became effective on April 21, 2011), through the Sales Agent. The proceeds to the Partnership from the sales of the Class A Common Units, net of commissions and the SEC registration fees and before payment of other expenses, were $122,324,308.19. The net proceeds of the offering were used or will be used to repay a portion of the Partnership’s outstanding commercial paper or any credit facility borrowings that the Partnership used to finance a portion of its capital expansion projects or acquisitions.

On May 27, 2011, the Partnership entered into an amended and restated equity distribution agreement, attached as Exhibit 1.1 hereto, with the Sales Agent, with respect to the offer and sale from time to time by the Partnership of Class A Common Units having an aggregate gross sale price of up to $500,000,000 (the “Units”).

On May 27, 2011, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, the Partnership filed with the SEC a prospectus supplement to shelf registration statement on Form S-3 (Registration No. 333-174235) (the “2011 Registration Statement”) relating to the offering of the Units. Exhibits 1.1, 5.1, 8.1, 23.1 and 23.2 to this Form 8-K relating to the offering of the Units are hereby incorporated into the 2011 Registration Statement by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this Item.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.
(Registrant)

	By:	Enbridge Energy Management, L.L.C.,
as delegate of Enbridge Energy Company, Inc., its General Partner

Date: May 27, 2011	By:	/s/ Bruce A. Stevenson
Bruce A. Stevenson
Duly Authorized Officer

Index of Exhibits

Exhibit No.	Description

1.1	Amended and Restated Equity Distribution Agreement dated as of May 27, 2010 between the Partnership and the Sales Agent named therein.

5.1	Opinion of Fulbright & Jaworski L.L.P.

8.1	Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.

23.1	Consent of Fulbright & Jaworski L.L.P. (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

23.2	Consent of Fulbright & Jaworski L.L.P. (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).